[LOGO]

FOR IMMEDIATE RELEASE
---------------------


                        ALLISON ABRAHAM DEPARTS iVILLAGE

New York, NY - April 20, 2000 - iVillage Inc. (NASDAQ: IVIL), operator of iVillage.com: The Women's Network (http://www.ivillage.com and AOL keyword: ivillage), today announced that Allison Abraham, who has served as COO of iVillage since 1998, has resigned to join Lifeminders.com as President and Member of the Board of Directors. She will remain with iVillage through the second quarter to ensure a proper and smooth transition.

"Allison has been a tremendous asset to iVillage during the early phase of our growth," said Candice Carpenter, iVillage CEO. "She leaves us well positioned to move to the next level of success. We wish her all the best in her new venture."

About iVillage.com: The Women's Network

iVillage.com: The Women's Network (http://www.ivillage.com and AOL keyword: ivillage) is the leading women's network online providing practical solutions and everyday support for women between the ages of 25 and 54. iVillage.com is organized into branded communities that focus on issues of most importance to women and provide interactive services, peer support and online access to experts through 16 content channels and several stores. Content channels include allHealth, Astrology, Beauty, Book Club, Click!: Where Computers Make Sense, Diet & Fitness, Food, Garden, MoneyLife, ParentsPlace, Parent Soup, Pets, Relationships, Travel, Work from Home, and Working Diva, and are complemented by stores such as iBaby, iMaternity, Shopping Central, and PlusBoutique. Established in 1995 and headquartered in New York City, iVillage Inc. (Nasdaq:
IVIL) is a new media company, recognized as an industry leader in developing innovative sponsorship and commerce relationships that match the desire of marketers to reach women with the needs of iVillage.com members for relevant information and services.

Safe Harbor Statement under the Private Securities Litigation Reform Act of
1995:

iVillage Inc. has included in this press release certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning iVillage's business, operations and financial condition. The words or phrases "can be", "expects", "may affect", "may depend", "believes", "estimate", "project" and similar words and phrases are intended to identify such forward-looking statements. Such forward-looking statements are subject to various known and unknown risks and uncertainties and iVillage cautions you that any forward-looking information provided by or on behalf of iVillage is not a guarantee of future performance. Actual results could differ materially from those anticipated in such forward-looking statements due to a number of factors, some of which are beyond iVillage's control, in addition to those discussed in iVillage's other press releases, public filings and statements by iVillage's management, including (i) the volatile and competitive nature of the Internet industry, (ii) changes in domestic and foreign economic and market conditions, (iii) the effect of federal, state and foreign regulation on iVillage's business, and (iv) the impact of recent and future acquisitions on iVillage's business and financial condition. All such forward-looking statements are current only as of the date on which such statements were made. iVillage does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

                                    # # #

CONTACTS:

Media:
------

iVillage                        The Abernathy MacGregor Group
Jason Stell                     Carl Fischer
212.206.3141                    212.371.5999
jason@mail.ivillage.com         crf@abmac.com
-----------------------         -------------

Analysts and Investors:
-----------------------

iVillage                        The Abernathy MacGregor Group
Barbara Coffey                  Carina Thate
917.326.4193                    212.371.5999
bcoffey@mail.ivillage.com       cct@abmac.com
-------------------------       -------------